UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): August 28, 2009
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.
On August 28, 2009, our Board of Directors approved, and we entered into, separate Indemnity Agreements with each of our executive officers and directors. A copy of the form of Indemnity Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Indemnity Agreements incorporate the relevant provisions of the Delaware General Corporation Law and require us, among other things, to indemnify our executive officers and directors for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by each executive officer or director in any action or proceeding arising out of their services as one of our executive officers or directors, or to any of our subsidiaries or any other company or enterprise to which such person provides services at our request.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 28, 2009, we entered into Stock Option Cancellation Agreements with certain of our executive officers and directors, pursuant to which certain stock options previously granted to each such executive officer and director were cancelled in exchange for a nominal cash payment from us equal to $100 in the aggregate.
The Stock Option Cancellation Agreements provided that, other than such nominal cash payment, each applicable executive officer or director had not received, and would not receive, any additional consideration in exchange for the cancellation of such stock options. Accordingly, while each such executive officer or director will be eligible to receive future equity grants pursuant to our regular compensation practices, no such executive officer or director will receive any future equity awards in exchange for the cancellation of such stock options.
The executive officers and directors that entered into Stock Option Cancellation Agreements, and the aggregate number of shares underlying the stock options cancelled pursuant to such agreements, are as follows:

		Aggregate Number of Shares
Name	Title	Underlying Cancelled Stock Options
Joseph A. Mollica, Ph.D.	Chairman of the Board	30,000
Corinne H. Lyle	Director	12,000
W. Thomas Mitchell	Director	24,000
Richard F. Pops	Director	24,000
Wylie W. Vale, Ph.D.	Director	24,000
Stephen A. Sherwin, M.D.	Director	24,000
Margaret Valeur-Jensen, J.D., Ph.D.	Executive Vice President, General Counsel and Corporate Secretary	63,094
Kevin C. Gorman, Ph.D.	President, Chief Executive Officer and Director	65,000
Timothy P. Coughlin	Vice President and Chief Financial Officer	10,350
A copy of the form of Stock Option Cancellation Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Form of Indemnity Agreement
99.2	Form of Stock Option Cancellation Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2009	NEUROCRINE BIOSCIENCES, INC.
	By:	/s/ Timothy P. Coughlin
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Form of Indemnity Agreement
99.2	Form of Stock Option Cancellation Agreement